Accumulated Other Comprehensive Income (Detail) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Accumulated Other Comprehensive Income (Loss) [Line Items]
Currency translation adjustments	$ (57,315)	$ (22,210)
Currency impact on long term funding (Net of tax)	(5,484)	(9,252)
Actuarial loss on defined benefit pension plan (note 9)	(3,420)	(6,113)
Unrealized capital (loss)/gain - investments (note 3)	(34)	20
Realized gain on interest rate hedge	4,617
Total	$ (61,636)	$ (37,555)